 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 1, 2013

FLOW INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction of Incorporation)

001-34443	91-1104842
(Commission File Number)	(IRS Employer Identification No.)

23500 64th Avenue South, Kent, Washington	98032
(Address of Principal Executive Offices)	(Zip Code)

(253) 850-3500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01	Financial Statements and Exhibits.

SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To promote the retention of its employees during its previously announced strategic alternative review process, Flow International Corporation (the “Company”) has adopted a series of change in control arrangements. These include a policy providing one week of severance for each completed year of service for employees in countries where there are no other statutory severance requirements and who are terminated in the year following a change in control, and change in control agreements with key employees.

The change in control agreements provide that, if there is a change in control and the individual's employment is terminated without cause within one year after the change in control, the individual will receive a severance payment ranging from six to eighteen months of base salary, plus COBRA coverage, and the immediate vesting of any outstanding and unvested equity awards.

The change in control agreements included agreements dated as of July 1, 2013 (the “NEO Change in Control Agreements”) with its senior management, including Allen Hsieh, Chief Financial Officer, Richard A. LeBlanc, Executive Vice President Sales and Marketing, and John S. Leness, General Counsel and Corporate Secretary. The NEO Change in Control Agreements provide that if there is a change in control and the individual's employment is terminated without cause, or the individual resigns for good reason (as defined in the agreements), in either case within one year after the change of control, the individual will receive eighteen months base salary, plus COBRA coverage and the immediate vesting of any outstanding and unvested equity awards.

The foregoing summary is qualified in its entirety by reference to the text of the NEO Change in Control Agreements, copies of which are attached to this filing as Exhibits 10.1, 10.2 and 10.3 and which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1.     Change in Control Agreement dated as of July 1, 2013 between Flow International Corporation and Allen Hsieh.

10.2    Change in Control Agreement dated as of July 1, 2013 between Flow International Corporation and Richard A. LeBlanc.

10.3    Change in Control Agreement dated as of July 1, 2013 between Flow International Corporation and John S. Leness.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOW INTERNATIONAL CORPORATION (Registrant)
Date: July 03, 2013	By:	/s/ John S. Leness
John S. Leness
General Counsel and Secretary